UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

(630) 218-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On July 1, 2014, Inland American Real Estate Trust, Inc. (“IARETI”) entered into an Executive Employment Agreement with each of Thomas McGuinness, Jack Potts and Michael Podboy. Also on July 1, 2014, IA Lodging Group, Inc. (“IA Lodging”) and IA Lodging Management, LLC (“IA Lodging Management”), each a wholly-owned subsidiary of IARETI, entered into an Executive Employment Agreement with each of Marcel Verbaas and Barry Bloom (collectively with the Executive Employment Agreements in the preceding sentence, the “Employment Agreements”). Unless the context otherwise requires, references herein to “IA Lodging Company” refer to IA Lodging and IA Lodging Management, collectively, and references to the “Company” refer to IARETI and/or IA Lodging Company, as applicable.

Until March 12, 2014, the Company’s executive officers, including Messrs. McGuinness, Potts, Podboy, Verbaas and Bloom (collectively, the “Executives”), were officers and employees of the Company’s business manager, Inland American Business Manager & Advisor, Inc. (the “Business Manager”) or its wholly-owned subsidiary, Inland American Lodging Advisor, Inc. (“Lodging Advisor”), and were compensated by those entities for services rendered to the Company. On March 12, 2014, as part of the Company’s transition to self-management, the Company hired all of the employees of the Business Manager and Lodging Advisor and, as a result, now directly employs its executive officers, including the Executives. Although the Company’s named executive officers for the 2014 fiscal year have not yet been determined, the Company expects that each of Messrs. McGuinness, Potts, Podboy, Verbaas and Bloom will be a named executive officer for 2014.

In connection with the transition to self-management, our board retained an independent compensation consultant to perform a competitive benchmarking analysis among REITs of similar size and portfolio compositions as the Company’s principal business segments. As a result of that analysis, our board unanimously decided a new compensation framework was required to retain and recruit the caliber of executive officers and other key employees necessary to carry out the Company’s objectives. Our board, with the assistance of its independent compensation consultant, designed a market-based compensation program with the intent that it be flexible, attractive to potential employees, manage retention risk, tie compensation to performance and better align the interests of our officers with the interests of stockholders. The Executive Employment Agreements are designed to further the goals of the compensation program.

Pursuant to the Employment Agreements, the Executives will serve in the following positions, and be entitled to the following annual base salaries: Mr. McGuinness – President of IARETI ($625,000 annual base salary); Mr. Potts – Executive Vice President – Principal Financial Officer of IARETI ($435,000 annual base salary); Mr. Podboy – Executive Vice President – Investments of IARETI ($300,000 annual base salary); Mr. Verbaas – President and Chief Executive Officer of IA Lodging Company ($615,000 annual base salary); and Mr. Bloom – Executive Vice President and Chief Operating Officer of IA Lodging Company ($435,000 annual base salary). Such positions and annual base salaries are effective retrospectively, beginning on February 1, 2014, which effective date coincides with when the Company became responsible for the Executives’ compensation in connection with the Company’s transition to self-management.

Each Executive will be eligible to receive an annual cash performance bonus based upon the achievement of performance criteria mutually agreed upon by the Executive and the board of directors of the Company. The target award for Messrs. McGuinness, Potts, Podboy, Verbaas and Bloom will be no less than 125%, 90%, 75%, 125% and 90% of such Executive’s annual base salary, respectively, with the threshold and maximum bonus levels to be determined on an annual basis. In the event of certain change in control transactions and specified events resulting in a listing of shares on a national securities exchange (including an initial public offering) with respect to the Company’s retail/non-core business (for Messrs. McGuinness, Potts and Podboy) or with respect to the Company’s lodging business (for Messrs. Verbaas and Bloom), the Executive will be eligible to receive a pro rated portion of the Executive’s target annual bonus for the year in which the triggering event occurs.

The Employment Agreements provide that each Executive will be granted an annual award of notional units relating to specified segments of the Company’s business (retail/non-core business for Messrs. McGuinness, Potts and Podboy, and the lodging business for Messrs. Verbaas and Bloom). Initial awards will be made to the Executive within 30 days after the date of the Employment Agreement in the following amounts: Mr. McGuinness – 150,000 units (valued at $1,500,000); Mr. Potts – 57,500 units (valued at $575,000); Mr. Podboy – 40,000 units (valued at $400,000); Mr. Verbaas – 150,000 units (valued at $1,500,000); and Mr. Bloom – 87,000 units (valued at $870,000). Subsequent annual awards will be made no later than March 15 of the applicable year and will have an aggregate value equal to no less than the following percentage of the Executive’s then-current annual base salary: Mr. McGuinness – 240%; Mr. Potts – 132%; Mr. Podboy – 133%; Mr. Verbaas – 244%; and Mr. Bloom – 200%. Each annual award will vest and settle on the later to occur of (i) the date of a change in control of IARETI or the applicable business segment or a listing event with respect to the applicable business segment (retail/non-core business for Messrs. McGuinness, Potts and Podboy, and the lodging business for Messrs. Verbaas and Bloom), and (ii) the third anniversary of the grant date, subject to the Executive’s continued employment through the applicable settlement date, provided that in no event will the annual awards vest or be settled unless such a change in control or listing event occurs no later than the fifth anniversary of the grant date of the initial annual award.

In the case of a listing event, the annual award will be settled in shares of the applicable business segment, and in the event of a change in control of IARETI or the applicable business segment, the annual award will be settled in cash (or, if the acquiring entity is a publicly traded company and the award is converted into share units or other form of equity award of the acquiring entity at the time of the change in control, then the award will be settled in shares of the acquiring entity). In addition, if the Executive’s employment is terminated by the Company without “cause” or by the Executive for “good reason” (each, as defined in the applicable Employment Agreement), in either case, following the occurrence of a change in control or listing event or during the Pre-CIC Period (as described below), the unvested portion of the annual award will vest in full and be settled on the date of such termination or resignation.

In addition to the annual awards, each Executive will be entitled to a one-time award of notional units to be granted within 30 days after the date of the Employment Agreement (each, a “contingency award”). The awards will consist of the following: Mr. McGuinness – 150,000 units (valued at $1,500,000) relating to the Company’s retail/non-core business, 35,000 units (valued at $350,000) relating to the Company’s lodging business, and 15,000 units (valued at $150,000) relating to the Company’s student housing business; Mr. Potts – 57,500 units (valued at $575,000) relating to the Company’s retail/non-core business, 35,000 units (valued at $350,000) relating to the Company’s lodging business, and 15,000 units (valued at $150,000) relating to the Company’s student housing business; Mr. Podboy – 40,000 units (valued at $400,000) relating to the Company’s retail/non-core business, 21,000 units (valued at $210,000) relating to the Company’s lodging business, and 9,000 units (valued at $90,000) relating to the Company’s student housing business; Mr. Verbaas – 150,000 units (valued at $1,500,000) relating to the Company’s lodging business; and Mr. Bloom – 87,000 units (valued at $870,000) relating to the Company’s lodging business.

The vesting and settlement of each contingency award is contingent upon the occurrence of a change in control of IARETI or the applicable business segment, or a listing event with respect to the applicable business segment, in each case that occurs no later than the fifth anniversary of the applicable grant date.

With respect to the retail/non-core contingency awards to Messrs. McGuinness, Potts and Podboy and with respect to the lodging contingency awards to Messrs. Verbaas and Bloom, if a listing event occurs, the award will vest and settle in three equal installments on each of the first three anniversaries of the listing event, subject to the Executive’s continued employment through the vesting date. If a qualifying change in control occurs, 100% of the award will vest and settle on the one-year anniversary of the change in control event, subject to the Executive’s continued employment through the vesting date. The awards will be settled in shares or cash in the same manner described above with respect to the annual awards, and will be subject to the same accelerated vesting conditions described above in the event of a termination without “cause” or for “good reason” following a change in control or listing event or during the Pre-CIC Period. In addition, each of these contingency awards and the annual awards described above will provide for dividend equivalent rights with respect to the applicable shares following the occurrence of a listing event.

With respect to the lodging and student housing contingency awards to Messrs. McGuinness, Potts and Podboy, if a qualifying change in control or listing event occurs, the award will vest and be settled in cash on the date of such event, subject to the Executive’s continued employment through the date of such event.

The number of units subject to each of the annual awards and contingency awards will be subject to adjustment in the discretion of the Company’s board in order to prevent dilution or enlargement of value as a result of intercompany transfers of cash or assets between the applicable business segment and one or more of IARETI’s other businesses for no consideration or other similar transactions.

Under the Employment Agreements, if the Executive’s employment is terminated by the Company without “cause” or by the Executive for “good reason”, the Executive will be entitled to the following severance payments and benefits:

•	payment in an amount equal to a multiple of the sum of the Executive’s annual base salary and target bonus for the year in which the termination occurs, payable in equal installments over a period of 12 months commencing within 60 days following the Executive’s termination date (except as described below); and

•	reimbursement by the Company of premiums for healthcare continuation coverage under COBRA for the Executive and his dependents for up to 18 months after the termination date.

The cash severance multiple for each Executive for both non-change in control and change in control termination scenarios is as follows: Mr. McGuinness – 2x (non-change in control) and 2.5x (change in control); Mr. Potts – 1.5x (non-change in control) and 2x (change in control); Mr. Podboy – 1.5x (non-change in control) and 2x (change in control); Mr. Verbaas – 2x (non-change in control) and 3x (change in control) or 2.5x (if the change in control occurs after a listing event with respect to IA Lodging); and Mr. Bloom – 1.5x (non-change in control) and 2x (change in control). The change in control severance multiple will apply in the event of a qualifying termination that occurs within the period of time between the signing of a definitive agreement that, if consummated, would constitute a qualifying change in control (which for Messrs. McGuinness, Potts and Podboy will include certain transactions involving IARETI or the Company’s retail/non-core business, and for Messrs. Verbaas and Bloom will include certain transactions involving IARETI or IA Lodging Company) and the consummation of such change in control (the “Pre-CIC Period”) or the 24 month period following a change in control. Cash severance payable in the event of a qualifying change in control termination will be made in a single lump sum within 60 days following the Executive’s termination date (rather than installments over 12 months). The Executive’s right to receive the severance or other benefits described above will be subject to the Executive signing, delivering and not revoking a general release agreement in a form generally used by the Company.

The Employment Agreements further provide that, to the extent that any payment or benefit received by an Executive in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, as amended, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the Executive than receiving the full amount of such payments.

The Employment Agreements also contain a confidentiality covenant by the Executive that extends indefinitely, a noncompetition covenant that extends during the Executive’s employment and for a period of one year following the Executive’s termination, and an employee and independent contractor nonsolicitation covenant that extends during the Executive’s employment and for a period of three years following the Executive’s termination. Each Employment Agreement also includes a mutual non-disparagement covenant by the Executive and the Company.

The Employment Agreement for Mr. Verbaas also provides for the termination of Mr. Verbaas’ previous employment agreement with the Business Manager, which employment agreement the Company assumed as part of its transition to self-management.

The foregoing description of the Employment Agreements is not complete and is subject to and qualified in its entirety by the terms of the Employment Agreements for Messrs. McGuinness, Potts, Podboy, Verbaas and Bloom, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Thomas P. McGuinness.

10.2	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Jack Potts.

10.3	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Michael Podboy.

10.4	Executive Employment Agreement, dated July 1, 2014, among IA Lodging Group, Inc., IA Lodging Management, LLC and Marcel Verbaas.

10.5	Executive Employment Agreement, dated July 1, 2014, among IA Lodging Group, Inc., IA Lodging Management, LLC and Barry A.N. Bloom.

The statements and certain other information in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, and the Company intends that these forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “will,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the period ended March 31, 2014. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: July 8, 2014	By:	/s/ Jack Potts
Jack Potts
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Thomas P. McGuinness.

10.2	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Jack Potts.

10.3	Executive Employment Agreement, dated July 1, 2014, between Inland American Real Estate Trust, Inc. and Michael Podboy.

10.4	Executive Employment Agreement, dated July 1, 2014, among IA Lodging Group, Inc., IA Lodging Management, LLC and Marcel Verbaas.

10.5	Executive Employment Agreement, dated July 1, 2014, among IA Lodging Group, Inc., IA Lodging Management, LLC and Barry A.N. Bloom.